Exhibit 99.1
M & M Engineering Limited
Consolidated Financial Statements
For the period ended January 31, 2005
(expressed in U.S. Dollars)

Contents

Auditors’ Report	2

Consolidated Financial Statements

Balance Sheets	3

Statements of Operations and Retained Earnings	4

Statements of Cash Flows	5

Summary of Significant Accounting Policies	6-7

Notes to Financial Statements	8-19

Auditors’ Report

To the Shareholder of
M & M Engineering Limited
We have audited the consolidated balance sheets of M & M Engineering Limited as at January 31, 2005, June 30, 2004 and 2003 and the consolidated statements of operations and retained earnings and cash flows for the seven month period ended January 31, 2005 and for each of the two years ending June 30, 2004 and 2003 respectively. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with Canadian generally accepted auditing standards and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at January 31, 2005, June 30, 2004 and 2003 and the results of its operations and its cash flows for the seven month period and two years respectively then ended in accordance with Canadian generally accepted accounting principles.
(Signed) BDO Dunwoody LLP
Chartered Accountants
Toronto, Ontario
April 1, 2005

M & M Engineering Limited
Consolidated Balance Sheets
(expressed in U.S. Dollars)

	January 31,	June 30,	June 30,
	2005	2004	2003

Assets

Current
Cash	$518,180	$220,398	$1,441,784
Restricted cash (Note 3)	—	—	898,692
Accounts receivable (Note 1)	3,249,667	5,224,703	4,503,862
Inventory (Note 2)	373,920	348,359	526,667
Unbilled revenue	517,697	1,448,395	1,240,099
Receivables from joint venturers	988,800	670,033	324,776
Future income taxes (Note 11)	181,628	25,021	—
Prepaid expenses	97,231	81,226	177,607

	5,927,123	8,018,135	9,113,487

Due from joint venturers	20,195	18,650	38,763
Capital assets (Note 4)	2,509,768	2,470,953	2,368,263
Future income taxes (Note 11)	121,244	—	25,543
Pre-operating costs (Note 5)	—	—	11,563

	$8,578,330	$10,507,738	$11,557,619

Liabilities and Shareholder’s Equity

Current
Bank indebtedness (Note 3)	$579,309	$1,145,863	$1,434,374
Demand loan (Note 6)	31,504	505,042	68,615
Accounts payable and accrued liabilities	1,539,628	3,054,506	4,138,451
Deferred revenue	—	262,429	1,770,046
Due to related party (Note 7)	396	367	363
Income taxes payable	32,629	211	2,066
Future income taxes (Note 11)	299,822	223,476	223,480
Current portion of long term debt (Note 9)	184,640	168,968	116,800

	2,667,928	5,360,862	7,754,195

Future income taxes (Note 11)	117,947	20,693	—
Long term debt (Note 9)	380,526	404,413	389,573
Non-controlling interest	—	56,055	—

	498,473	481,161	389,573

	3,166,401	5,842,023	8,143,768

Shareholder’s equity
Share capital (Note 10)	4,811,073	4,572,753	3,423,913
Cumulative translation adjustment	381,666	5,150	(35,017)
Retained earnings	219,190	87,812	24,955

	5,411,929	4,665,715	3,413,851

	$8,578,330	$10,507,738	$11,557,619

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

M & M Engineering Limited
Consolidated Statements of Operations and
Retained Earnings
(expressed in U.S. dollars)

	For the seven month	For the year	For the year
	period ended	ended	ended
	January 31,	June 30,	June 30,
	2005	2004	2003

Revenue	$10,314,625	$24,914,439	$16,881,622
Cost of sales
(includes amortization of capital assets $87,811 2004 — $159,245; 2003 — $140,531)	8,596,159	20,695,517	14,401,937

Gross profit	1,718,466	4,218,922	2,479,685

Expenses
Administrative expenses	1,433,926	2,787,416	1,993,425
Management fee (Note 7)	238,320	1,148,532	285,907
Amortization of capital assets	63,871	88,959	68,332
Interest	39,631	88,404	145,294
Interest on long term debt	24,535	38,007	33,193
Other income	(130,259)	(84,404)	(11,293)
Writedown of inactive capital asset	79,440	—	—
Amortization of pre-operating costs	—	11,689	3,908

	1,749,464	4,078,603	2,518,766

Income (loss) before income taxes	(30,998)	140,319	(39,081)

Income taxes (Note 11)
Current	1,567	211	2,018
Future (recovery) expense	(104,251)	21,211	(71,144)

	(102,684)	21,422	(69,126)

Net income (loss) for the period, before non-controlling interest	71,686	118,897	30,045

Non-controlling interest (gain) loss	(59,692)	56,040	—

Net income (loss) for the period	131,378	62,857	30,045

Retained earnings (deficit), beginning of period	87,812	24,955	(5,090)

Retained earnings, end of period	$219,190	$87,812	$24,955

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

M & M Engineering Limited
Consolidated Statements of Cash Flows
(expressed in U.S. dollars)

	For the seven month	For the year	For the year
	period ended	ended	ended
	January 31,	June 30,	June 30,
	2005	2004	2003

Cash provided by (used in)
Operating activities
Net income (loss) for the period	$131,378	$62,857	$30,045
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of capital assets	151,682	248,204	208,863
Amortization of pre-operating costs	—	11,689	3,908
Gain on sale of capital assets	(2,295)	(5,420)	(6,338)
Future income taxes	(104,251)	21,211	(71,144)
Non-cash management services received	238,320	1,148,532	285,907
Non-controlling interest	(59,692)	56,040	—
Write-down of inactive capital asset	79,440	—	—
Net change in non-cash working capital balances related to operations
Accounts receivable	2,367,918	(670,604)	(946,176)
Inventory	3,243	184,113	(86,506)
Unbilled revenue	1,033,258	(194,461)	258,167
Due from joint venturers	(258,893)	(341,556)	(168,672)
Prepaid expenses	(9,124)	98,329	(130,057)
Accounts payable, accrued liabilities	(1,639,293)	(1,129,638)	1,193,122
Deferred revenue	(279,456)	(1,526,879)	1,595,152
Income taxes payable	(225)	(1,877)	—

	1,652,010	(2,039,460)	2,166,271

Investing activities
Purchase of capital assets	(48,480)	(116,282)	(184,123)
Proceeds from sale of capital assets	27,540	30,784	23,576
Investment in pre-operating costs	—	—	(14,329)
Due from related parties	—	20,539	(2,795)

	(20,940)	(64,959)	(177,671)

Financing activities
Bank indebtedness	(650,507)	(304,371)	332,687
Demand loan	(506,827)	435,547	49,203
Repayment of long term debt	(198,849)	(172,270)	(261,271)
Restricted cash	—	908,437	(809,895)

	(1,356,183)	867,343	(689,276)

Effect of foreign exchange on cash balances	22,895	15,690	142,460

Increase (decrease) in cash for the period	297,782	(1,221,386)	1,441,784

Cash, beginning of period	220,398	1,441,784	—

Cash, end of period	$518,180	$220,398	$1,441,784

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements.

M & M Engineering Limited
Summary of Significant Accounting Policies
(expressed in U.S. Dollars)
January 31, 2005, June 30, 2004 and 2003

Nature of Business and Principles of Consolidation	M & M Engineering Limited (“M & M” or the “Company”) is incorporated under the laws of the Province of Newfoundland. The Company was a wholly-owned subsidiary of EnerNorth Industries Limited (“EnerNorth”) until February 1, 2005. On February 1, 2005, the Company became the wholly-owned subsidiary of Spectrum Sciences and Software Holdings Ltd. (“Spectrum”). The Company’s business focus is engineering, mechanical contracting and steel fabrication in Newfoundland.

These consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, M & M Offshore Limited, 10915 Newfoundland Limited (“10915”), 11123 Newfoundland Limited (“11123”), its 49% controlled limited partnership, Liannu LLP, and the proportionate share of its interests in joint ventures. They have been prepared by management in accordance with accounting principles generally accepted in Canada. All significant inter-company transactions and balances have been eliminated upon consolidation.

Accounting Estimates	The preparation of these consolidated financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and reported amounts of revenues and expenses during the reporting period. By their nature, these estimates are subject to measurement uncertainty and the effect on the consolidated financial statements of changes in such estimates in future periods could be material.

Revenue Recognition	Revenue from engineering construction and fabrication contracts are recognized on the percentage of completion method. The percentage of completion method recognizes revenue and unbilled accounts receivable by assessing the value of work performed in relation to total estimated cost of the contract based on the contract value. Contract costs include all direct material and labour costs and those indirect costs related to the contract performance such as supplier tools and repairs. Administrative and general overheads are charged to expense as incurred. Contract losses are provided for in full in the year in which they become apparent.

Revenue from the sale of products and short term contracts is recognized on the completed contract basis.

Inventories	Inventories of finished goods are valued at the lower of cost and net realizable value. Raw materials are valued at the lower of cost and replacement cost.

M & M Engineering Limited
Summary of Significant Accounting Policies
(expressed in U.S. Dollars)
January 31, 2005, June 30, 2004 and 2003

Capital Assets	Capital assets consist primarily of a fabrication building, office equipment, and manufacturing equipment used in the generation of revenue. These assets are recorded at cost less accumulated amortization. Capital assets are amortized on the declining balance basis over their estimated useful lives at the following rates:

Building	3%
Manufacturing equipment	20%
Tools and equipment	20%
Office equipment	20%
Vehicles	30%
Paving	7%

Asset Impairment	The Company monitors events and changes in circumstances which may require an assessment of the recoverability of its long lived assets. If required, the Company would assess the recoverability using estimated undiscounted future operating cash flows. If the carrying amount of an asset is not recoverable, an impairment loss is recognized in operations, measured by comparing the carrying amount of the asset to its fair value.

Income Taxes	The Company accounts for income taxes under the asset and liability method. Under this method, future income tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial reporting and tax bases of assets and liabilities and available loss carryforwards and measured using substantively enacted tax rates and laws expected to be in effect when the differences are realized. A valuation allowance is established to reduce tax assets if it is more likely than not that all or some portions of such tax assets will not be realized.

Financial Instruments	It is the opinion of management that the Company is not exposed to significant interest rate, currency or credit risks arising from its financial instruments. The fair values of its financial instruments approximate their carrying values, unless otherwise noted.

Foreign Currency Translation	The Company’s functional currency for its operations is the Canadian dollar. However, the Company’s reporting currency is the U.S. dollar. Therefore, the financial statements for all periods presented have been translated into the U.S. dollar using the current rate method. Under this method, the income statement and the cash flows statement items for each period have been translated into U.S. dollar using the rates in effect at the date of the transactions, and assets and liabilities have been translated using the exchange rate at the end of the period. All resulting exchange differences are reported in cumulative translation adjustment as a separate component of shareholders’ equity.

M & M Engineering Limited
Notes to Consolidated Financial Statements
(expressed in U.S. dollars)
January 31, 2005, June 30, 2004 and 2003

1.	Accounts Receivable

	January 31,	June 30,	June 30,
	2005	2004	2003

Trade	$3,019,236	$4,997,452	$4,198,964
Holdbacks	229,583	105,865	266,183
Other	848	121,386	38,715

	$3,249,667	$5,224,703	$4,503,862

2.	Inventory

	January 31,	June 30,	June 30,
	2005	2004	2003

Raw materials	$335,418	$348,359	$517,062
Finished goods	38,502	—	9,605

	$373,920	$348,359	$526,667

3.	Bank Indebtedness

Bank indebtedness is represented by a revolving credit facility in the amount of $1,413,650 (Cdn$1,750,000), payable on demand and bearing interest at prime plus 2.25% (2004 — 2.25%) (2003 — 2.25%).

The bank indebtedness is collateralized by a general assignment of accounts receivable and inventory, a demand debenture providing a second fixed charge over property and immovable equipment, a first fixed charge over certain equipment and a floating charge over all assets.

The credit agreement with the bank contains certain restrictive covenants with respect to maintenance of certain financial ratios, declaration and payment of dividends, advancement of funds to and from related parties and acquisition of unfunded capital assets. As at January 31, 2005 the Company was in compliance with all of these covenants.

The restricted cash balance in 2003 arose from one of M & M’s joint ventures and represented funds on deposit securing the total outstanding amount of an irrevocable standby letter of credit in the amount of $1,797,384 (Cdn$2,436,140). The letter of credit supported a Performance Guarantee in relation to a fabrication contract of the joint venture. The letter of credit expired in February 2004 and all funds were released by June 2004.

M & M Engineering Limited
Notes to Consolidated Financial Statements
(expressed in U.S. dollars)
January 31, 2005, June 30, 2004 and 2003

4.	Capital Assets

	January 31, 2005
		Accumulated	Net Book
	Cost	Amortization	Value

Land	$276,982	$—	$276,982
Building	1,818,663	547,102	1,271,561
Manufacturing equipment	581,442	541,497	39,945
Tools and equipment	1,431,808	1,139,093	292,715
Office equipment	426,995	289,925	137,070
Vehicles	448,714	283,328	165,386
Paving	32,596	16,124	16,472
Equipment under capital leases	433,528	123,891	309,637

	$5,450,728	$2,940,960	$2,509,768

	June 30, 2004
		Accumulated	Net Book
	Cost	Amortization	Value

Land	$255,791	$—	$255,791
Building	1,748,674	486,907	1,261,767
Manufacturing equipment	536,959	494,387	42,572
Tools and equipment	1,321,100	1,016,323	304,777
Office equipment	435,700	280,889	154,811
Vehicles	393,560	237,097	156,463
Paving	30,102	14,242	15,860
Equipment under capital leases	358,331	79,419	278,912

	$5,080,217	$2,609,264	$2,470,953

	June 30, 2003
		Accumulated	Net Book
	Cost	Amortization	Value

Land	$252,980	$—	$252,980
Building	1,715,845	445,452	1,270,393
Manufacturing equipment	529,470	476,665	52,805
Tools and equipment	1,274,876	925,424	349,452
Office equipment	352,984	220,260	132,724
Vehicles	191,365	151,559	39,806
Paving	28,664	12,948	15,716
Equipment under capital leases	381,035	126,648	254,387

	$4,727,219	$2,358,956	$2,368,263

The Company’s ownership in the building located in Port aux Basques, Newfoundland, which was an inactive asset with a carrying value of $79,440 (Cdn$100,000) was written down to its estimated net realizable value of Cdn$1 as at January 31, 2005.

M & M Engineering Limited
Notes to Consolidated Financial Statements
(expressed in U.S. dollars)
January 31, 2005, June 30, 2004 and 2003

5.	Pre-Operating Costs

Pre-operating costs represented expenses incurred by one of M & M’s joint ventures prior to the commencement of a related contract.

6.	Demand Loan

During the period ended January 31, 2005, one of M & M’s joint ventures negotiated a credit facility in the amount of $807,800 (Cdn$1,000,000), which is repayable on demand and bears interest at the bank’s prime lending rate plus 1.5% per annum. As security for this facility, M & M provided a guarantee of $201,950 (Cdn$250,000), plus a postponement arrangement of $282,730 (Cdn$350,000). As at January 31, 2005, the balance drawn on the credit facility is $63,000 (Cdn$78,000).

During 2004, one of M & M’s joint ventures negotiated a credit facility in the amount of $807,800 (Cdn$1,000,000), which is repayable on demand and bears interest at the bank’s prime lending rate plus 2% per annum. As security for this facility, M & M provided a guarantee of $807,800 (Cdn$1,000,000). This credit facility was cancelled during the year upon termination of the joint venture.

7.	Related Party Transactions

The amount due to related party is due to EnerNorth (former parent company), is non-interest bearing and due on demand.

The Company had the following related party transactions:

During the period, the Company incurred a management fee to EnerNorth of $238,320 (2004- $1,148,532; 2003 — $285,907) satisfied by the issuance of 300 (2004 — 1,540; 2003 — 430) Class “A” preference shares. This transaction is in the normal course of business and is measured at the exchange amount.

Amounts due from joint ventures represent funds advanced to the joint ventures in excess of the consolidated proportionate interest. Except as noted these amounts are non-interest bearing with no specific terms of repayment. Included in accounts receivable are advances due from officers and directors of the Company of $ Nil (2004 — $2,085; 2003 — $6,932).

M & M Engineering Limited
Notes to Consolidated Financial Statements
(expressed in U.S. dollars)
January 31, 2005, June 30, 2004 and 2003

8.	Joint Ventures

The Company carries on part of its business in four joint ventures: Newfoundland Service Alliance Inc. (“NSA”), a 20.83% owned joint venture; Magna Services Inc. (“Magna”), a 50% owned joint venture; North Eastern Constructors Limited (“NECL”), a 50% owned joint venture; and Liannu/Mista-Shipu, a 50% owned joint venture.

Included in the amount receivable from joint venturers is $177,800 (Cdn$220,110) from a former joint venture, NECL. This joint venture was terminated during the period ending January 31, 2005.

The following is a summary of the combined financial information relating to the Company’s proportionate interest in these entities, adjusted for transactions between the entities and the Company:

	Proportionate Share of Joint
	Ventures’ Financial Information
	January 31,	June 30,	June 30,
	2005	2004	2003

Balance sheet
Current assets	$1,203,923	$3,421,618	$3,457,468
Non current assets	2,012	24,904	35,474
Pre-operating Costs	—	—	11,563
Current liabilities	(455,314)	(2,366,158)	(2,947,555)

Equity	$750,621	$1,080,364	$556,950

Operations
Revenue	$3,309,045	$14,041,874	$4,543,798
Operating expenses and amortization	2,665,718	12,634,796	4,025,063

Net income	$643,327	$1,407,078	$518,735

Cash flows
Operating activities	$2,536,023	$(1,778,419)	$1,205,678
Financing activities	(2,332,220)	858,422	258,244
Investing activities	(50,135)	(374,303)	(32,791)
Revenue in the amount of $345,215 (2004 — $578,427; 2003 — $572,505), along with the related cost of sales, have been eliminated upon proportionate consolidation.

In addition, the Company received participation fees of $299,018 (2004 — $1,023,142; 2003 - $499,128) which are eliminated upon proportionate consolidation.

M & M Engineering Limited
Notes to Consolidated Financial Statements
(expressed in U.S. dollars)
January 31, 2005, June 30, 2004 and 2003

9.	Long Term Debt

	January 31,	June 30,	June 30,
	2005	2004	2003

Roynat Inc. mortgage, maturing in 2008, with interest at Roynat cost of funds plus 3.25%, (2005 - 6.31%, 2004 - 6.37%, 2003 - 6.99%), repayable in monthly principal payments of $5,655 (Cdn$7,000) plus interest. The mortgage is collateralized by a first charge on land and building, and a floating charge on all other assets subject to a prior floating charge in favour of the Canadian Imperial Bank of Commerce (Note 3)	$245,894	$263,636	$322,713
Capital leases on equipment, with interest at 0% to 14.89% (2004 - 0% to 15%, 2003 - 5.41% to 12.45%) compounded semi-annually, repayable in blended monthly payments of approximately $12,620 (Cdn$15,886)	319,272	309,745	183,660

	565,166	573,381	506,373
Less: Current portion	184,640	168,968	116,800

	$380,526	$404,413	$389,573

As at January 31, 2005 the fair market value of the long term debt approximates its carrying amount.

Principal repayments on the mortgage in each of the four years are estimated as follows:

2006	$67,855
2007	67,855
2008	67,855
2009	42,329

Total	$245,894

Principal repayments on capital leases in each of the next five years are estimated as follows:

2006	$116,785
2007	93,534
2008	61,602
2009	35,159
2010	12,192

Total	$319,272

M & M Engineering Limited
Notes to Consolidated Financial Statements
(expressed in U.S. dollars)
January 31, 2005, June 30, 2004 and 2003

10.	Share Capital

Authorized
Unlimited number of Class “A”, 5%, non-voting, non-cumulative preference shares, retractable at the option of the corporation at $808 (Cdn$1,000) per share
Unlimited number of common shares of no par value
Issued

	January 31,	June 30,	June 30,
	2005	2004	2003

3,857 Class “A” preference shares (2004 - 3,557, 2003 - 2,017)	$2,795,213	$2,556,893	$1,408,053
274 Common shares	2,015,860	2,015,860	2,015,860

	$4,811,073	$4,572,753	$3,423,913

During the period, the Company issued 300 Class “A” preference shares for $1,000 per share for $238,320 (Cdn $300,000). This share issue was consideration for management services performed by the former parent of the Company, Ener-North Industries Inc.

11.	Income Taxes

Significant components of the Company’s future tax assets and liabilities are as follows:

	January 31,	June 30,	June 30,
	2005	2004	2003

Capital assets	$36,319	$11,024	$59,068
Unbilled revenue	(212,986)	(388,761)	(498,701)
Holdbacks	(81,863)	(12,519)	(73,625)

	(258,530)	(390,256)	(513,258)
Non-capital losses	143,633	171,108	315,321

	$(114,897)	$(219,148)	$(197,937)

Current asset	$181,628	$25,021	$-

Current liability	$(299,822)	$(223,476)	$(223,480)

Long term asset (liability)	$3,297	$(20,693)	$25,543

M & M Engineering Limited
Notes to Consolidated Financial Statements
(expressed in U.S. dollars)
January 31, 2005, June 30, 2004 and 2003

11.	Income Taxes (Continued)
The Company’s provision for income taxes is comprised as follows:

	2005	2004	2003

Income (loss) before income taxes	$(30,998)	$140,319	$(39,081)

Combined federal and provincial statutory tax rate	36.12%	36.12%	37.12%

Income tax calculated at statutory rates	(11,196)	$50,683	$(14,507)
Increase (decrease) in taxes resulting from:
Non-deductible items	1,520	3,655	3,760
Realization of losses not previously recognized	(93,630)	—	—
Changes in tax rates	—	(15,495)	(36,678)
Other	622	(17,421)	(21,701)

Provision for income taxes	(102,684)	$21,422	$(69,126)

The Company and its subsidiaries have non-capital losses of approximately $400,000 (2004 - $470,000; 2003 — $872,800) which are available to reduce taxable income in future years. These non-capital losses expire in 2009. The future benefit has been recorded in the financial statements.
The Company had capital losses of approximately $559,258 which were available to reduce capital gains in future years. The future tax benefit of these capital losses had not been recognized in these financial statements. During the period ended approximately $259,000 of these capital losses were realized immediately before the change of control and the remaining losses are no longer available.

12.	Significant Customers/Suppliers
The Company provides services and sells its products to many customers. One customer represents 34% (2004 — two customers represent 61%; 2003 — two customers represent 53%) of the trade accounts receivable at period end and two customers represent 60% (2004 — one customer represents 42%; 2003 — one customer represents 33%) of the revenue for the period. In 2005, three suppliers represent 24% (2004 — four suppliers represent 20%; 2003 — two suppliers represent 29%) of the trade accounts payable at period end.

M & M Engineering Limited
Notes to Consolidated Financial Statements
(expressed in U.S. dollars)
January 31, 2005, June 30, 2004 and 2003

13.	Commitments
The Company has entered into agreements to lease vehicles and office equipment for various periods until 2010. The minimum rental commitments under operating leases are estimated as follows:

2006	$111,333
2007	89,434
2008	39,982
2009	22,227
2010	14,564

$277,540

14.	Supplemental Cash Flow Information

	2005	2004	2003

(a) Supplementary cash flow information
Interest paid	$64,166	$126,411	$178,488

(b) Non-cash investing and financing activities
Leased assets capitalized	45,511	233,696	130,215
Settlement of amounts due to related
party by the issuance of preference
shares	238,320	1,148,532	285,907

15.	Reconciliation to Accounting Principles Generally Accepted in the United States
The Company’s accounting policies do not differ materially from accounting principles generally accepted in the United States (“US GAAP”) except for the following:
(a)	Joint Ventures

Under US GAAP, the Company would use the equity method of accounting for joint ventures rather than the proportionate consolidation method of accounting.

(b)	Recently issued Accounting Standards

In December 2004, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 123R (Revised), Share-Based Payment, which is a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation. Statement No. 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and amends FASB Statement No. 95, Statement of Cash Flows. Statement No. 123(R). Statement No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values and is effective at the beginning of the first annual period beginning after June 15, 2005. The Company has determined that this will have no effect on the Company’s consolidated financial position or results of operations.

M & M Engineering Limited
Notes to Consolidated Financial Statements
(expressed in U.S. dollars)
January 31, 2005, June 30, 2004 and 2003

15.	Reconciliation to Accounting Principles Generally Accepted in the United States (continued)
The effect on the consolidated balance sheet would be as follows:

	As at January 31, 2005
	Canadian	Joint
	GAAP	Ventures	US GAAP

Total current assets	$5,927,123	$(1,203,923)	$4,723,200
Investment in joint ventures	20,195	750,621	770,816
Future income taxes	121,244	—	121,244
Capital assets	2,509,768	(2,012)	2,507,756

Total assets	$8,578,330	$(455,314)	$8,123,016

Total current liabilities	$2,667,928	$(455,314)	$2,212,614
Future income taxes	117,947	—	117,947
Long term debt	380,526	—	380,526
Non-controlling interest	—	—	—
Total shareholder’s equity	5,411,929	—	5,411,929

Total liabilities and shareholder’s equity	$8,578,330	$(455,314)	$8,123,016

As at June 30, 2004

Total current assets	$8,018,135	$(3,421,618)	$4,596,517
Investment in joint venture	18,650	1,080,364	1,099,014
Capital assets	2,470,953	(24,904)	2,446,049

Total assets	$10,507,738	$(2,366,158)	$8,141,580

Total current liabilities	$5,360,862	$(2,366,158)	$2,994,704
Future income taxes	20,693	—	20,693
Long term debt	404,413	—	404,413
Non-controlling interest	56,055	—	56,055
Total shareholder’s equity	4,665,715	—	4,665,715

Total liabilities and shareholder’s equity	$10,507,738	$(2,366,158)	$8,141,580

As at June 30, 2003

Total current assets	$9,113,487	$(3,457,468)	$5,656,019
Investment in joint venture	38,763	556,950	595,713
Future income taxes	25,543	—	25,543
Pre-operating costs	11,563	(11,563)	—
Capital assets	2,368,263	(35,474)	2,332,789

Total assets	$11,557,619	$(2,947,555)	$8,610,064

Total current liabilities	$7,754,195	$(2,947,555)	$4,806,640
Long term debt	389,573	—	389,573
Total shareholder’s equity	3,413,851	—	3,413,851

Total liabilities and shareholder’s equity	$11,557,619	$(2,947,555)	$8,610,064

M & M Engineering Limited
Notes to Consolidated Financial Statements
(expressed in U.S. dollars)
January 31, 2005, June 30, 2004 and 2003

15.	Reconciliation to Accounting Principles Generally Accepted in the United States (continued)
The effect on the consolidated income statement would be as follows:

	As at January 31, 2005
	Canadian	Joint
	GAAP	Ventures	US GAAP

Revenue	$10,314,625	$(3,309,045)	$7,005,580
Cost of sales	8,596,159	(2,723,835)	5,872,324

Gross profit	1,718,466	(585,210)	1,133,256

Expenses
Administrative expenses	1,433,926	(96,063)	1,337,863
Management fee	238,320	—	238,320
Amortization of capital assets	63,871	(376)	63,495
Interest	39,631	(5,001)	34,630
Interest on long term debt	24,535	—	24,535
Other income	(130,259)	159,793	29,534
Writedown on inactive capital asset	79,440	—	79,440
Equity income from joint ventures	—	(643,327)	(643,327)

	1,749,464	(584,974)	1,164,490

Income (loss) before income taxes	(30,998)	(236)	(31,234)

Income taxes	(102,684)	(236)	(102,920)

	71,686	—	71,686

Minority interest	(59,692)	—	(59,692)

Net income for the period	$131,378	$—	$131,378

M & M Engineering Limited
Notes to Consolidated Financial Statements
(expressed in U.S. dollars)
January 31, 2005, June 30, 2004 and 2003

15.	Reconciliation to Accounting Principles Generally Accepted in the United States (continued)

	As at June 30, 2004
	Canadian	Joint
	GAAP	Ventures	US GAAP

Revenue	$24,914,439	$(14,041,874)	$10,872,565
Cost of sales	20,695,517	(12,100,168)	8,595,349

Gross profit	4,218,922	(1,941,706)	2,277,216

Expenses
Administrative expenses	2,787,416	(431,546)	2,355,870
Management fee	1,148,532	—	1,148,532
Amortization of capital assets	88,959	(17,320)	71,639
Interest	88,404	(22,796)	65,608
Interest on long term debt	38,007	—	38,007
Other income	(84,404)	—	(84,404)
Amortization of pre-operating costs	11,689	—	11,689
Equity income from joint ventures	—	(1,407,078)	(1,407,078)

	4,078,603	(1,878,740)	2,199,863

Income (loss) before income taxes	140,319	(62,966)	77,353

Income taxes	21,422	(62,966)	(41,544)

	118,897	—	118,897

Minority interest	56,040	—	56,040

Net income for the period	$62,857	$—	$62,857

M & M Engineering Limited
Notes to Consolidated Financial Statements
(expressed in U.S. dollars)
January 31, 2005, June 30, 2004 and 2003

15.	Reconciliation to Accounting Principles Generally Accepted in the United States (continued)

		As at June 30, 2003
	Canadian	Joint
	GAAP	Ventures	US GAAP

Revenue	$16,881,622	$(4,543,798)	$12,337,824
Cost of sales	14,401,937	(3,784,041)	10,617,896

Gross profit	2,479,685	(759,757)	1,719,928

Expenses
Administrative expenses	1,993,425	(199,462)	1,793,963
Management fee	285,907	—	285,907
Amortization of capital assets	68,332	(11,983)	56,349
Interest	145,294	(33,362)	111,932
Interest on long term debt	33,193	—	33,193
Other income	(11,293)	5,803	(5,490)
Amortization of pre-operating costs	3,908	—	3,908
Equity income from joint ventures	—	(518,735)	(518,735)

	2,518,766	(757,739)	1,761,027

Income (loss) before income taxes	(39,081)	(2,018)	(41,099)

Income taxes	(69,126)	(2,018)	(71,144)

Net income for the period	$30,045	$—	$30,045

16.	Subsequent Event
Effective February 1, 2005, 100% of the Company’s outstanding common and preferred shares were sold to Spectrum Sciences and Software Holdings Corp. (“Spectrum”), a public company currently based in Falls Church, Virginia, U.S.A. The acquisition occurred for cash consideration of $7,361,999 Cdn($5,958,802 US), plus the Company redeemed 1,000 of its preferred shares held by EnerNorth for $1,000,000 Cdn ($809,400 US) immediately prior to the closing of the sale and issued the same number of preferred shares to Spectrum for $1,000,000 Cdn ($809,400 US). The total sale price of $8,361,999 ($6,768,202 US). In addition to cash consideration for the acquisition, two of the Company’s inactive subsidiaries (10915 Newfoundland Limited and 11123 Newfoundland Limited) were assigned to EnerNorth.